Exhibit 24

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                   CRAIG O. McCAW
                              ----------------------------
                                   Craig O. McCaw

Dated:  April 27, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                   WAYNE M. PERRY
                              ----------------------------
                                   Wayne M. Perry

Dated:  April 27, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                   JAMES L. BARKSDALE
                              ----------------------------
                                   James L. Barksdale

Dated:  April 27, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.

                                   JOHN W. STANTON
                              ----------------------------
                                   John W. Stanton

Dated:  April 27, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                   JOHN E. McCAW, JR.
                              ----------------------------
                                   John E. McCaw, Jr.

Dated:  April 27, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                   BRUCE R. McCAW
                              ----------------------------
                                   Bruce R. McCaw

Dated:  April 27, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.



                                   HAROLD S. EASTMAN
                              ----------------------------
                                   Harold S. Eastman

Dated:  April 25, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                   HAROLD W. ANDERSEN
                              ----------------------------
                                   Harold W. Andersen

Dated:  April 21, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                   DANIEL J. EVANS
                              ----------------------------
                                   Daniel J. Evans

Dated:  April 22, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                   JOHN C. McDONALD
                              ----------------------------
                                   John C. McDonald

Dated:  April 21, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                   STUART M. SLOAN
                              ----------------------------
                                   Stuart M. Sloan

Dated:  April 21, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                   MALCOLM ARGENT
                              ----------------------------
                                   Malcolm Argent

Dated:  April 27, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                   BRUCE R. BOND
                              ----------------------------
                                   Bruce R. Bond

Dated:  April 27, 1994

                             POWER OF ATTORNEY

     The person whose signature appears below hereby constitutes and appoints Wayne M. Perry, Tom A. Alberg and Andrew A. Quartner, or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration and issuance of three million two hundred thousand (3,200,000) shares of the McCaw Cellular Communications, Inc. Class A Common Stock in connection with the acquisition of one or more entities or interests in entities which have received or may receive a license to provide cellular service, and to sign any and all amendments, including post-effective amendments, to such Registration Statement, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                   STEVEN W. HOOPER
                              ----------------------------
                                   Steven W. Hooper

Dated:  April 27, 1994